UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/14/2010

American Technology Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On January 14, 2010, American Technology Corporation ("ATC") issued a press release disclosing that its Board of Directors intends to propose to its shareholders changing the Company's name to LRAD Corporation at the annual meeting of shareholders scheduled for March 24, 2010.

In addition, the Board of Directors has determined to nominate Helen C. Adams for election to the Company's board of directors to fill the vacancy that will be created by Daniel H. Hunter's decision not to seek re-election in the coming meeting.

A copy of ATC's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

99.1       Press Release dated January 14, 2010, issued by American Technology Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Technology Corporation

Date: January 14, 2010	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated January 14, 2010